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                                  AMENDMENT OF
                         HIGH SPEED NET SOLUTIONS, INC.
                            EQUITY COMPENSATION PLAN

         THIS AMENDMENT is effective as of the 13th day of February 2001, by High Speed Net Solutions, Inc., a Florida corporation (the "Company").


                                   WITNESSETH:

         WHEREAS, the Company has previously established and adopted the High Speed Net Solutions, Inc. Equity Compensation Plan (the "Plan"), effective January 31, 2000; and

         WHEREAS, pursuant to Section 13.1 of the Plan, the Board of Directors may amend the Plan.

         NOW, THEREFORE, in consideration of the premises herein contained, the Company hereby amends the Plan as follows:

         1. The first sentence of Section 3.5 of the Plan is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "Subject to adjustment as provided in Plan Section 3.5, the aggregate number of shares of Stock which are available for issuance pursuant to Awards under the Plan shall be Six Million Five Hundred Thousand (6,500,000) shares of Stock."

         2. Section 4.2(e) of the Plan is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "All or any portion of the shares of stock authorized for issuance pursuant to Section 3.5 herein shall be available for issuance pursuant to Incentive Stock Options granted under this Plan."

         3. This Amendment does not supersede the terms and conditions of the Plan, except to the extent expressly described herein. Terms not otherwise defined in this Amendment will have the meanings ascribed to such terms in the Plan.

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         IN WITNESS WHEREOF, this Amendment is effective as of the 16h day of
February 2001.

ATTEST:                               HIGH SPEED NET SOLUTIONS, INC.


/s/ Robert Lowrey                     By: /s/ Andrew Fox
----------------------------------        -------------------------------------
Robert Lowrey, Assistant Secretary        Name:  Andrew Fox
                                          Title:  President


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